UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

POST PROPERTIES, INC.

(Mid-America Apartment Communities, Inc. as successor by merger to Post Properties, Inc.)

POST APARTMENT HOMES, L.P.

(Mid-America Apartments, L.P. as successor by merger to Post Apartment Homes, L.P.)

(Exact name of Registrant as Specified in Its Charter)

Georgia (Post Properties, Inc.) Georgia (Post Apartment Homes, L.P.)	1-12080 (Post Properties, Inc.) 0-28226 (Post Apartment Homes, L.P.)	58-1550675 (Post Properties, Inc.) 58-2053632 (Post Apartment Homes, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mid-America Apartment Communities, Inc.

6584 Poplar Avenue

Memphis, Tennessee 38138

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (901) 682-6600

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on December 1, 2016 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 15, 2016 (the “Merger Agreement”), by and among Mid-America Apartment Communities, Inc. (“MAA”), Mid-America Apartments, L.P. (“MAA LP”), Post Properties, Inc. (“Post Properties”), Post GP Holdings, Inc. and Post Apartment Homes, L.P. (“Post LP”), pursuant to which, among other things, Post Properties was merged with and into MAA, with MAA continuing as the surviving entity (the “Parent Merger”), and Post LP merged with and into MAA LP, with MAA LP continuing as the surviving entity, (the “Partnership Merger,” and together with the Parent Merger, the “Mergers”). The following events took place in connection with the consummation of the Mergers:

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, all amounts outstanding under Post LP’s $300.0 million unsecured bank term loan facility and its unsecured revolving credit facilities, each with Wells Fargo Bank, National Association, as Administrative Agent, and each of the financial institutions a signatory thereto, were repaid. Effective upon such repayment, the term loan agreement for the term loan facility, the credit agreements for the revolving credit facilities, and all related loan documents were terminated and became null and void.

Item 2.01.	Completion of Acquisition or Dispositions of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the effective time of the Parent Merger, each outstanding share of Post Properties common stock, par value $0.01 per share, was converted into the right to receive 0.71 shares of MAA common stock, par value $0.01 per share (the “Merger Consideration”), with cash in lieu of fractional shares. In addition, in the Parent Merger, each outstanding share of Post Properties’ 8 1⁄2% Series A Cumulative Redeemable Preferred Shares, par value $0.01 per share (“Post Properties Series A preferred stock”), was converted into the right to receive one newly-issued share of MAA’s 8.50% Series I Cumulative Redeemable Preferred Stock, par value $0.01 per share (“MAA Series I preferred stock”), which has the same rights, preferences, privileges and voting powers as those of the Post Properties Series A preferred stock. At the effective time of the Partnership Merger, which occurred immediately prior to the Parent Merger, each outstanding limited partnership interest in Post LP was converted into 0.71 limited partnership units in MAA LP.

In connection therewith, MAA issued approximately 38 million shares of MAA common stock and approximately 868,000 shares of MAA Series I preferred stock to former Post Properties common and preferred shareholders as consideration in the Parent Merger, and MAA LP issued approximately 80,000 limited partnership units in MAA LP to former Post LP limited partners in the Partnership Merger (excluding units of MAA LP issued in the Partnership Merger and held by MAA following the Parent Merger). Based on the opening price of MAA common stock on December 1, 2016, as reported on the New York Stock Exchange (the “NYSE”), the aggregate value of the Merger Consideration paid or payable to former holders of Post Properties common stock is approximately $3.5 billion.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement is only a summary and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Post Properties and Post LP’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 15, 2016 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, MAA and Post Properties notified the NYSE of the completion of the Parent Merger and requested that the NYSE file with the Commission a Form 25 to delist and deregister the Post Properties common stock and Post Properties Series A preferred stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Post Properties common stock and Post Properties Series A preferred stock ceased trading on the NYSE prior to the opening of trading on December 1, 2016. MAA has advised Post Properties that it intends to cause a Form 15 to be filed with the Commission requesting that Post Properties’ and Post LP’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Parent Merger, Post Properties’ common and preferred shareholders immediately before the effective time of the Parent Merger ceased to have any rights as shareholders in Post Properties (other than, in the case of Post Properties common shareholders, their right to receive the Merger Consideration, and in the case of Post Properties preferred shareholders, the right to receive MAA Series I preferred stock) and will instead have the rights of a shareholder in MAA.

At the effective time of the Partnership Merger, Post LP’s limited partners immediately before the effective time of the Partnership Merger ceased to have any rights as limited partners of Post LP (other than the right to receive new limited partnership units in MAA LP) and will instead have the rights of a limited partner of MAA LP.

Item 5.01.	Changes in Control of Registrants.

The information provided in the Introductory Note and Item 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Parent Merger and pursuant to the Merger Agreement, Post Properties ceased to exist and MAA continued as the surviving corporation. All members of the Board of Directors of Post Properties voluntarily resigned effective at the effective time of the Parent Merger.

In addition, each executive officer of Post Properties listed below resigned from the positions indicated beside such executive officer’s name effective as of the effective time of the Parent Merger:

•	David P. Stockert, President and Chief Executive Officer.

•	Sherry W. Cohen, Executive Vice President and Corporate Secretary.

•	S. Jamie Teabo, Executive Vice President, Property Management.

•	David C. Ward, Executive Vice President and Chief Investment Officer.

•	Arthur J. Quirk, Senior Vice President and Chief Accounting Officer.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Parent Merger, Post Properties ceased to exist and MAA continued as the surviving corporation. The charter and bylaws of MAA as in effect immediately prior to the effective time of the Parent Merger remained as the charter and bylaws of MAA, as the surviving corporation of the Merger.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2016, MAA and Post Properties issued a joint press release announcing the completion of the Mergers described above in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 15, 2016, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Post Properties, Inc., Post GP Holdings, Inc. and Post Apartment Homes, L.P. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2016).

Exhibit 99.1	Press Release, dated December 1, 2016.

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Post Properties and Post LP to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to Post Properties only, Post LP only or both Post Properties and Post LP, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016	MID-AMERICA APARTMENT COMMUNITIES, INC., as successor by merger to Post Properties, Inc.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 1, 2016	MID-AMERICA APARTMENTS, L.P., as successor by merger to Post Apartment Homes, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 15, 2016, by and among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Post Properties, Inc., Post GP Holdings, Inc. and Post Apartment Homes, L.P. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2016).

Exhibit 99.1	Press Release, dated December 1, 2016.